UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	June 8, 2005

Loudeye Corp.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	0-29583	91-1908833
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1130 Rainier Avenue South, Seattle, Washington		98144
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(206) 832-4000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 7.01. Regulation FD Disclosure.

On June 8, 2005, Loudeye issued a press release relating to the acquisition by Loudeye's wholly owned subsidiary, Overpeer, Inc., of U.S. Patent Number 6,732,180 B1 entitled Method To Inhibit The Identification And Retrieval Of Proprietary Media Via Automated Search Engines Utilized In Association With Computer Compatible Communications Network issued on May 4, 2004 (the "Patent"). A copy of Loudeye's press release is attached hereto as Exhibit 99.1.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Loudeye Corp.

June 8, 2005	By:	Ronald M. Stevens

Name: Ronald M. Stevens
Title: Chief Financial Officer and Chief Operating Officer

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Exhibit Index

Exhibit No.	Description

99.1	Press release dated June 8, 2005.